--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Small-Cap Value Fund
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

Small-Cap Value Fund

* The S&P 500 Stock Index market surged over 20% for an unprecedented fourth straight year, but small-cap value stocks were left far behind.

* The fund's returns were negative for both the 6- and 12-month periods and compared unfavorably with its benchmarks.

*    Results   reflected  the  difficult   small-stock   environment,   investor
     preference for growth stocks, and some earnings disappointments among our holdings.

*    We purchased some undervalued electric utilities as a defensive measure.

*    Cheaply   valued   small   companies   are   increasingly   attractive   to
     acquisition-minded corporations, which should benefit the fund.

FELLOW SHAREHOLDERS

     The stock market went on a roller-coaster ride during the second half of 1998, plunging through the summer and early fall, and then staging a powerful recovery after mid-October. The rally did not favor all issues equally, however. Large blue chips, technology stocks, and especially any company related to the Internet had the greatest gains. Small companies and value stocks lagged the averages significantly. For the year, the S&P 500 scored another impressive advance rising over 28%, while small stocks showed generally negative results.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/98                   6 Months         12 Months
--------------------------------------------------------------------------------
Small-Cap Value Fund                      -14.66%           -12.47%

Russell 2000 Index                         -7.12             -2.55

Lipper Small-Cap Fund Index                -6.86             -0.85

S&P 500                                     9.22             28.57
================================================================================

     The Small-Cap Value Fund fared poorly in this environment, falling 14.66% for the six-month period. All of the characteristics that define the fund N very small market capitalizations, low valuations, low technology exposure N hurt our results relative not only to the broad market, but also to our usual small-cap benchmarks. Our stock-picking was not rewarding, with few of our top holdings making significant gains and several reporting poorer-than-expected earnings. All in all, 1998 was a tough year for small-cap value investors.

Market Environment

     For the overall stock market, 1998 can be viewed in three parts. During the first six and a half months, stocks moved progressively higher, reflecting lower interest rates and good economic reports. At its peak in July, the S&P 500 was ahead almost 23% for the year. From mid-July to early October, the Index retraced all of its gains and more, falling to a level about 4% below the beginning of the year. During this period, small-cap stocks fell 34% from their July peaks. Much of the decline can be attributed to fears of a financial system meltdown triggered by Russian debt defaults, Asian turmoil, and emerging country devaluations.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     Rapid response to the financial crisis by the Federal Reserve led to a sharp rebound in stock prices to record levels by late December. The year-end rally featured not only record prices for blue chip stocks, but also rampant speculation in Internet issues (that has continued unabated as of this writing in January). While our small-cap value sector enjoyed some gains during the fourth quarter, they paled in comparison to the outsized results posted by the largest blue chip and growth stocks.

     The two-tier market that developed in 1998 was similar to that last seen in 1972 where a narrow group of large Nifty Fifty stocks did far better than the average stock. In fact, the 31-percentage-point gap between the Russell 2000 and S&P 500 in 1998 was the largest ever for a calendar year. Surprisingly, it came about not because small company sales fell, earnings or profitability suffered, or the competitive positions of the companies deteriorated. Instead, it appears to have been caused by institutional investors' preoccupation with liquidity N the ability to buy or sell large blocks of stock quickly and without market impact.

Portfolio Activity

     Continuing a tactical move begun in May, we built a 3.5% weighting in electric utilities during the second half of the year. This change was noteworthy because prior to 1998, Small-Cap Value Fund had never owned electric utilities. We added the group for two reasons: 1) to become more defensive at a point when the market seemed vulnerable to a correction, and 2) to take advantage of relative valuations in utilities that were at 20-year lows. Four of the electrics show up in the largest purchases table: Madison Gas and Electric, NorthWe stern, Otter Tail Power, and SIGCORP. To date, the stocks have done substantially better than the fund overall, and yet they remain at or near record low valuations.

     Five of the stocks we sold were the  objects of takeover  and merger  bids:
Post Properties, LeaRonal, Genovese Drug Stores, Logan's Roadhouse, and Special Devices. All five were examples of companies that had above-average records and business models, but whose stocks sold for a relatively cheap price. For example, we first bought Genovese Drug Stores in late 1992 at $4. The company operated a chain of drug stores on Long Island, had the leading share of its market, and showed industry average profit margins. Yet because of its small size, Genovese had no Wall Street sponsorship and therefore sold for a below-average valuation. We stayed with Genovese for six years until the company agreed to a $30 buyout offer from JC Penney.

     For the year as a whole, portfolio activity remained at normal levels. Portfolio turnover was 17%, about in line with previous years and well below mutual fund industry averages. We follow the policy of knowing our companies well, buying patiently and carefully, and avoiding excessive trading in these relatively illiquid stocks.

A Look at Small-Cap Valuations

     The poor performance of small-cap stocks versus larger companies in 1998 has, in turn, led to unusual and attractive valuation disparities between large and small stocks. The price/earnings and price/book value ratios of the Russell 2000 (a well-known index of small-cap companies) have reached 20-year lows compared with the same ratios for the S&P 500. (See chart below.) Between 1979 and 1997, the relative P/E of the Russell 2000 to the S&P 500 ranged between about 1.0 and 1.5; today it stands at about 0.80. The relative price/book value ratio historically had ranged between 0.67 and 1.23; today it stands at 0.52.

     [Edgar description: A line chart showing the Russell 200 Relative P/E and book value ratios versus the S&P 500 from 1980 - 1998. ]

     What do these ratios and statistics mean? In plain English, small stocks are cheap. An investor with a value bias or a contrarian bent will find bargains galore sifting through a list of small companies today. But what is to prevent these stocks from remaining cheap? If the public is permanently enamored of the largest 100 stocks, who will buy enough small companies to return relative valuations to historic norms?


===============================
An investor with a value bias
or a contrarian  bent will
find bargains  galore sifting
through a list of small
companies today.
===============================


     The answer is Corporate America. Large companies often recognize and act on bargain opportunities faster than the stock market does. We believe that big companies will use their own high-priced stock or low interest rate debt to buy cheaper small companies. Acquirors will take advantage of the valuation disparities that the stock market has provided to effect corporate arbitrage. In fact, they are already doing so.

     It appears that a powerful merger and acquisition wave is under way in the United States today. The evidence is found in the Small-Cap Value Fund portfolio. In the 1995-1997 period, the fund experienced an annual average of 13 announced takeovers or mergers of small-cap value companies. In 1998, the figure jumped to 16. The pace really accelerated late in the year: from October 28, 1998, through January 11, 1999, we had 12 takeovers announced. If this rate were sustained, it would mean 58 takeovers for a 12-month period, over four times the previous experience.

     As value investors, we find companies whose intrinsic worth is greater than the prices their stocks are currently selling for. We take some satisfaction in knowing that if the stock market will not value these companies appropriately, then knowledgeable and sophisticated corporations are more than willing buyers of our holdings.

Outlook

     A year ago we predicted that 1998 would prove to be a tough year for the stock market, and for the majority of stocks that forecast proved to be true. However, we certainly did not foresee the narrow but powerful move that large growth stocks would enjoy. Our view of 1999 is similar. Corporate profit growth will remain sluggish due to low inflation, poor Asian and Latin American economies, tight labor markets in the U.S., and slow growth of domestic GNP. Average P/E ratios of the major large-cap indices are very high and seemingly have little room for expansion.

     At the same time, small-cap stocks sell at extremely attractive relative valuations. We do not know when the market will once again turn in favor of small stocks. Until it does, it is clear that, as we noted in our valuation discussion, corporate buyers are eager to acquire small companies at what appear to be bargain prices. We are essentially fully invested at present, anticipating a significantly better 1999 for our sector.

Respectfully submitted,

[signature]

Preston G. Athey
President and Chairman of the Investment Advisory Committee
January 20, 1999

================================================================================
TWENTY-FIVE LARGEST HOLDINGS

                             Percent of
                             Net Assets
                              12/31/98
                              --------
Electro Rent .............      2.0%
Poe & Brown ..............      1.9
Medical Assurance ........      1.8
McGrath RentCorp .........      1.7
Insituform Technologies ..      1.6
Analogic .................      1.6
Community First Bankshares      1.5
Consolidated Products ....      1.5
Allied Capital ...........      1.4
Meridian Industrial Trust       1.4
CSS Industries ...........      1.3
Saga Communications ......      1.3
Furon ....................      1.3
Holophane ................      1.3
Landauer .................      1.2
Giant Cement .............      1.1
Silicon Valley Bancshares       1.1
Sun Communities ..........      1.1
Grey Advertising .........      1.1
Unitog ...................      1.0
Chromcraft Revington .....      1.0
CORT Business Services ...      1.0
Puerto Rican Cement ......      1.0
First Republic Bank ......      0.9
Markel ...................      0.9


Total ....................     33.0%

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/98

Ten Largest Purchases
--------------------------------------------------------------------------------
Madison Gas and Electric *
NorthWestern *
Otter Tail Power *
Garden Fresh Restaurant
Glycomed Cvt.
SIGCORP *
Leasing Solutions
Littelfuse
OmniQuip International
American Capital Strategies


Ten Largest Sales
--------------------------------------------------------------------------------
Post Properties **
Special Devices **
PXRE
First Bell Bancorp **
Mine Safety Appliances **
LeaRonal
Genovese Drug Stores
Woodward Governor
Logans Roadhouse **
UniFirst


* Position added
** Position eliminated

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     [Small-Cap Value Fund SEC Chart Shown here]

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/98           1 Year       3 Years      5 Years    10 Years
----------------------           ------       -------      -------    --------

Small-Cap Value Fund            -12.47%       11.74%        12.21%     14.06%

--------------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period

Financial Highlights

                                             Year
                                             Ended
                                          12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
                                          --------    --------    --------    --------    --------
  NET ASSET VALUE
  Beginning of period                   $    23.40  $    19.56  $    16.53  $    13.40  $    14.68
----------------------------------------------------------------------------------------------------
  Investment activities
    Net investment income                     0.25        0.21        0.22        0.18        0.13
    Net realized and
    unrealized gain (loss)                   (3.23)       5.22        3.84        3.74       (0.35)
----------------------------------------------------------------------------------------------------
    Total from
    investment activities                    (2.98)       5.43        4.06        3.92       (0.22)
----------------------------------------------------------------------------------------------------
  Distributions
    Net investment income                    (0.25)      (0.20)      (0.23)      (0.18)      (0.14)
    Net realized gain                        (1.20)      (1.39)      (0.80)      (0.61)      (0.92)
----------------------------------------------------------------------------------------------------
    Total distributions                      (1.45)      (1.59)      (1.03)      (0.79)      (1.06)
----------------------------------------------------------------------------------------------------
  NET ASSET VALUE
====================================================================================================
  End of period                         $    18.97  $    23.40  $    19.56  $    16.53  $    13.40
====================================================================================================
==Ratios/Supplemental=Data==========================================================================

  Total return*                            (12.47)%      27.92%      24.61%      29.29%     (1.38)%
----------------------------------------------------------------------------------------------------
  Ratio of expenses to
  average net assets                         0.87%       0.87%       0.94%       0.98%       0.97%
----------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                                 1.02%       1.01%       1.28%       1.59%       0.93%
----------------------------------------------------------------------------------------------------
  Portfolio turnover rate                    17.3%       14.6%       15.2%       18.1%       21.4%
----------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in millions)                         $    1,632  $    2,088  $    1,410    $    936     $   408
----------------------------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.


The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
December 31, 1998
                             Portfolio of Investments
                             ------------------------

                                                 Shares/Par    Value
                                                    In thousands
     COMMON STOCKS  94.7%
     FINANCIAL  13.8%
     Bank and Trust  4.9%
     Columbia Bancorp                              100,000  $   1,681
-------------------------------------------------------------------------------
     Community First Bankshares                  1,200,000     25,238
-------------------------------------------------------------------------------
     First International Bancorp +                 475,000      4,112
-------------------------------------------------------------------------------
     First National Bank of Anchorage               10,000     10,400
-------------------------------------------------------------------------------
     First Republic Bank of San Francisco * +      600,000     15,038
-------------------------------------------------------------------------------
     Glacier Bancorp                               236,500      5,247
-------------------------------------------------------------------------------
     Silicon Valley Bancshares * +               1,033,000     17,593
-------------------------------------------------------------------------------
                                                               79,309
-------------------------------------------------------------------------------
     Insurance  6.7%

     Markel *                                       80,900     14,643
-------------------------------------------------------------------------------
     Medical Assurance *                           880,000     29,095
-------------------------------------------------------------------------------
     NYMAGIC +                                     500,000     10,375
-------------------------------------------------------------------------------
     Poe & Brown +                                 875,000     30,570
-------------------------------------------------------------------------------
     Presidential Life                             375,000      7,418
-------------------------------------------------------------------------------
     PXRE                                          300,000      7,519
-------------------------------------------------------------------------------
     UICI *                                        425,000     10,372
-------------------------------------------------------------------------------
                                                              109,992

-------------------------------------------------------------------------------
     Financial Services  2.2%

     Allied Capital                              1,350,000     23,414
-------------------------------------------------------------------------------
     American Capital Strategies                   200,000      3,463
-------------------------------------------------------------------------------
     Delta Financial *                             475,000      2,820
-------------------------------------------------------------------------------
     Medallion Financial                           280,000      4,007
-------------------------------------------------------------------------------
     Sirrom Capital                                600,000      2,963
-------------------------------------------------------------------------------
                                                               36,667

-------------------------------------------------------------------------------
     Total Financial                                          225,968

-------------------------------------------------------------------------------
=====UTILITIES==4.0%===========================================================

     Telephone  0.5%

     Commnet Cellular *                            500,000      6,156
-------------------------------------------------------------------------------
     Rural Cellular (Class A) *                    270,000      2,801
-------------------------------------------------------------------------------
                                                                8,957

-------------------------------------------------------------------------------
     Electric Utilities  3.5%

     Black Hills                                   400,000     10,550
-------------------------------------------------------------------------------
     Cleco                                         300,000     10,294
-------------------------------------------------------------------------------
     Madison Gas and Electric                      400,000$     9,175
-------------------------------------------------------------------------------
     NorthWestern                                  300,000      7,931
-------------------------------------------------------------------------------
     Otter Tail Power                              250,000     10,016
-------------------------------------------------------------------------------
     SIGCORP                                       239,100      8,533
-------------------------------------------------------------------------------
                                                               56,499
-------------------------------------------------------------------------------
     Total Utilities                                           65,456
-------------------------------------------------------------------------------

=====CONSUMER=NONDURABLES==10.7%===============================================

     Beverages  0.2%

     Chalone Wine Group *                          170,400      1,763
-------------------------------------------------------------------------------
     Chalone Wine Group,  *++                      142,857      1,330
-------------------------------------------------------------------------------
                                                                3,093
-------------------------------------------------------------------------------
     Food Processing  0.5%

     Sylvan * +                                    500,000      7,500
-------------------------------------------------------------------------------
                                                                7,500
-------------------------------------------------------------------------------
     Hospital Supplies/Hospital Management  2.8%

     Allied Healthcare Products * +                489,700        780
-------------------------------------------------------------------------------
     Atrion * +                                    275,000      2,157
-------------------------------------------------------------------------------
     Intelligent Medical Imaging * +               950,000        490
-------------------------------------------------------------------------------
     Landauer +                                    625,000     20,234
-------------------------------------------------------------------------------
     Lunar *                                       200,000      1,938
-------------------------------------------------------------------------------
     Minntech +                                    650,000      9,953
-------------------------------------------------------------------------------
     Owens & Minor *                               555,000      8,741
-------------------------------------------------------------------------------
     Safeguard Health * +                          264,100        900
-------------------------------------------------------------------------------
                                                               45,193
-------------------------------------------------------------------------------
     Pharmaceuticals  1.3%

     Bone Care International * +                   885,200     10,207
-------------------------------------------------------------------------------
     Coulter Pharmaceutical *                      175,000      5,212
-------------------------------------------------------------------------------
     Neurocrine Biosciences *                      500,000      3,344
-------------------------------------------------------------------------------
     Quidel * +                                  1,200,000      2,887
-------------------------------------------------------------------------------
                                                               21,650
-------------------------------------------------------------------------------
     Biotechnology  0.4%

     Cell Genesys *                              1,065,000      6,423
-------------------------------------------------------------------------------
                                                                6,423
-------------------------------------------------------------------------------

     Miscellaneous Consumer Products  5.5%

     American Safety Razor * +                     700,000      8,466
-------------------------------------------------------------------------------
     Applied Extrusion Technologies * +            850,000      6,827
-------------------------------------------------------------------------------
     BWAY * +                                      750,000     11,297
-------------------------------------------------------------------------------
     CSS Industries * +                            725,000$    21,977
-------------------------------------------------------------------------------
     Culp                                          600,000      4,725
-------------------------------------------------------------------------------
     Dan River *                                   400,000      4,700
-------------------------------------------------------------------------------
     Fab Industries +                              318,000      6,837
-------------------------------------------------------------------------------
     Home Products International *                 350,000      3,423
-------------------------------------------------------------------------------
     Liqui-Box                                     100,000      5,262
-------------------------------------------------------------------------------
     Martin Industries                             400,000      1,050
-------------------------------------------------------------------------------
     Rival +                                       750,000     10,055
-------------------------------------------------------------------------------
     Superior Surgical Mfg. +                      401,000      5,814
-------------------------------------------------------------------------------
                                                               90,433
-------------------------------------------------------------------------------
     Total Consumer Nondurables                               174,292
-------------------------------------------------------------------------------
=====CONSUMER=SERVICES==9.9%===================================================

     Restaurants  3.4%

     Consolidated Products *                     1,187,500     24,492
-------------------------------------------------------------------------------
     Fresh Choice * +                              540,000        844
-------------------------------------------------------------------------------
     Garden Fresh Restaurant * +                   425,000      6,136
-------------------------------------------------------------------------------
     PJ America *                                  107,400      1,940
-------------------------------------------------------------------------------
     Rare Hospitality International *              400,000      5,525
-------------------------------------------------------------------------------
     Ruby Tuesday                                  625,000     13,281
-------------------------------------------------------------------------------
     Uno Restaurant *                              400,000      3,150
-------------------------------------------------------------------------------
                                                               55,368
-------------------------------------------------------------------------------

     General Merchandisers  0.4%

     Bon-Ton Stores *                              375,000      2,859
-------------------------------------------------------------------------------
     Fred's (Class A)                              225,000      3,361
-------------------------------------------------------------------------------
                                                                6,220

-------------------------------------------------------------------------------
     Specialty Merchandisers  3.0%

     Building Materials *                          450,000      5,400
-------------------------------------------------------------------------------
     Compucom Systems *                          1,000,000      3,531
-------------------------------------------------------------------------------
     Genovese Drug Stores (Class A)                150,000      4,275
-------------------------------------------------------------------------------
     Hancock Fabrics +                           1,500,000     12,562
-------------------------------------------------------------------------------
     Haverty Furniture                             275,000      5,775
-------------------------------------------------------------------------------
     Jo Ann Stores (Class B) *                     625,000      8,672
-------------------------------------------------------------------------------
     S & K Famous Brands * +                       425,000      4,071
-------------------------------------------------------------------------------
     Stein Mart *                                  620,000      4,321
-------------------------------------------------------------------------------
                                                               48,607
-------------------------------------------------------------------------------
     Entertainment and Leisure  0.4%

     Seattle Filmworks * +                       1,423,900      6,675
-------------------------------------------------------------------------------
                                                                6,675
-------------------------------------------------------------------------------
     Media and Communications  2.7%

     Big City Radio *                              450,000$     1,913
-------------------------------------------------------------------------------
     Courier +                                     193,000      4,632
-------------------------------------------------------------------------------
     Grey Advertising                               48,000     17,400
-------------------------------------------------------------------------------
     Saga Communications (Class A) *             1,025,390     21,020
-------------------------------------------------------------------------------
                                                               44,965
-------------------------------------------------------------------------------
     Total Consumer Services                                  161,835
-------------------------------------------------------------------------------

=====CONSUMER=CYCLICALS==11.6%=================================================

     Automobiles and Related  2.5%

     Keystone Automotive *                         240,400      5,063
-------------------------------------------------------------------------------
     Littelfuse *                                  350,000      6,650
-------------------------------------------------------------------------------
     Myers Industries                              275,000      7,889
-------------------------------------------------------------------------------
     R & B *                                       400,000      3,350
-------------------------------------------------------------------------------
     Strattec Security *                           269,700      8,125
-------------------------------------------------------------------------------
     TBC * +                                     1,475,000     10,371
-------------------------------------------------------------------------------
                                                               41,448
-------------------------------------------------------------------------------
     Building and Real Estate  6.7%

     First Washington Realty Trust, REIT           400,000      9,475
-------------------------------------------------------------------------------
     Glenborough Realty Trust, REIT                500,000     10,187
-------------------------------------------------------------------------------
     Innkeepers USA, REIT                          850,000     10,041
-------------------------------------------------------------------------------
     Meridian Industrial Trust, REIT               940,000     22,090
-------------------------------------------------------------------------------
     National Health Investors, REIT               250,000      6,172
-------------------------------------------------------------------------------
     National Health Realty, REIT +                550,000      6,256
-------------------------------------------------------------------------------
     Pacific Gulf Properties, REIT                 622,400     12,487
-------------------------------------------------------------------------------
     Skyline                                       409,900     13,322
-------------------------------------------------------------------------------
     Sun Communities, REIT                         500,000     17,406
-------------------------------------------------------------------------------
     Western Water *++                             350,000      1,772
-------------------------------------------------------------------------------
                                                              109,208
-------------------------------------------------------------------------------
     Miscellaneous Consumer Durables  2.4%

     Chromcraft Revington * +                    1,000,000     16,562
-------------------------------------------------------------------------------
     CompX *                                       250,000      6,594
-------------------------------------------------------------------------------
     Juno Lighting                                 354,200      8,235
-------------------------------------------------------------------------------
     Stanley Furniture * +                         375,000      6,938
-------------------------------------------------------------------------------
                                                               38,329
-------------------------------------------------------------------------------
     Total Consumer Cyclicals                                 188,985
-------------------------------------------------------------------------------

=====TECHNOLOGY==7.1%==========================================================

     Electronic Components  2.7%

     Analogic +                                    698,000$    26,262
-------------------------------------------------------------------------------
     Badger Meter                                  100,000      3,563
-------------------------------------------------------------------------------
     Optek Technology *                            200,000      3,712
-------------------------------------------------------------------------------
     PCD *                                         350,000      4,572
-------------------------------------------------------------------------------
     Planar Systems * +                            550,000      3,781
-------------------------------------------------------------------------------
     Trident International *                       192,500      1,775
-------------------------------------------------------------------------------
                                                               43,665
-------------------------------------------------------------------------------
     Electronic Systems  0.7%

     CEM * +                                       300,000      2,944
-------------------------------------------------------------------------------
     Perceptron * +                                650,000      4,225
-------------------------------------------------------------------------------
     Total Control Products *                      400,000      4,462
-------------------------------------------------------------------------------
                                                               11,631

-------------------------------------------------------------------------------
     Telecommunications Equipment  0.4%

     Mosaix * +                                    660,000      5,280
-------------------------------------------------------------------------------
     Syntellect * +                                700,000      1,772
-------------------------------------------------------------------------------
                                                                7,052

-------------------------------------------------------------------------------
     Aerospace and Defense  3.3%

     COMARCO * +                                   400,000      9,550
-------------------------------------------------------------------------------
     DONCASTERS ADR * +                            130,000      2,105
-------------------------------------------------------------------------------
     Hawk (Class A) *                              201,000      1,683
-------------------------------------------------------------------------------
     Nichols Research *                            400,000      8,375
-------------------------------------------------------------------------------
     OEA                                           900,000     10,631
-------------------------------------------------------------------------------

     Raven Industries +                            350,000      5,600
-------------------------------------------------------------------------------
     Tech-Sym *                                    150,000      3,338
-------------------------------------------------------------------------------
     TransTechnology                               299,000      6,204
-------------------------------------------------------------------------------
     Woodward Governor                             255,000      5,546
-------------------------------------------------------------------------------
                                                               53,032
-------------------------------------------------------------------------------
     Total Technology                                         115,380
-------------------------------------------------------------------------------
=====CAPITAL=EQUIPMENT==4.4%===================================================

     Electrical Equipment  2.7%

     Franklin Electric                             100,000      6,819
-------------------------------------------------------------------------------
     Holophane * +                                 800,000     20,550
-------------------------------------------------------------------------------
     LSI Industries                                380,000$     8,526
-------------------------------------------------------------------------------
     Thomas Industries                             375,000      7,360
-------------------------------------------------------------------------------
                                                               43,255
-------------------------------------------------------------------------------
     Machinery  1.4%

     Alamo Group +                                 689,000      7,880
-------------------------------------------------------------------------------
     Farrel +                                      465,500        975
-------------------------------------------------------------------------------
     Haskel International (Class A) +              275,000      3,085
-------------------------------------------------------------------------------
     K-Tron * +                                    250,000      4,656
-------------------------------------------------------------------------------
     Scotsman Industries                           275,000      5,655
-------------------------------------------------------------------------------
                                                               22,251
-------------------------------------------------------------------------------
     Capital Equipment  0.3%

     Omniquip International                        370,000      5,573
-------------------------------------------------------------------------------
                                                                5,573
-------------------------------------------------------------------------------
     Total Capital Equipment                                   71,079
-------------------------------------------------------------------------------

=====BUSINESS=SERVICES=AND=====================================================

     TRANSPORTATION  17.7%

     Computer Service and Software  1.6%

     Analysts International                        620,000     11,974
-------------------------------------------------------------------------------
     Ardent Software *                             600,000     13,706
-------------------------------------------------------------------------------
                                                               25,680

-------------------------------------------------------------------------------
     Distribution Services  1.4%

     Allou Health & Beauty *                       300,000      3,225
-------------------------------------------------------------------------------
     Richardson Electronics +                      700,000      6,715
-------------------------------------------------------------------------------
     Sunsource                                     325,000      6,114
-------------------------------------------------------------------------------
     Valley National Gases * +                     682,200      3,880
-------------------------------------------------------------------------------
     VWR Scientific Products *                     175,000      3,030
-------------------------------------------------------------------------------
                                                               22,964
-------------------------------------------------------------------------------
     Environmental  1.4%

     BHA Group (Class A) +                         605,000      8,319
-------------------------------------------------------------------------------
     EMCON * +                                     715,000      2,324
-------------------------------------------------------------------------------
     IT Group +                                    875,000      9,734
-------------------------------------------------------------------------------
     TRC *                                         225,000      1,252
-------------------------------------------------------------------------------
     Waterlink *                                   500,000      1,812
-------------------------------------------------------------------------------
                                                               23,441
-------------------------------------------------------------------------------
     Transportation Services  2.3%

     Builders Transport * +                        445,000          2
-------------------------------------------------------------------------------
     Frozen Food Express                           600,000      4,725
-------------------------------------------------------------------------------
     International Shipholding +                   664,000$    10,417
-------------------------------------------------------------------------------
     Landstar Systems *                            270,000     11,272
-------------------------------------------------------------------------------
     M.S. Carriers *                               150,000      4,894
-------------------------------------------------------------------------------
     Transport Corp. of America * +                575,000      6,756
-------------------------------------------------------------------------------
                                                               38,066
-------------------------------------------------------------------------------

     Miscellaneous Business Services  10.5%

     Aaron Rents (Class A)                          55,500        829
-------------------------------------------------------------------------------
     Aaron Rents (Class B)                         800,000     12,100
-------------------------------------------------------------------------------
     Business Resource Group * +                   380,000      1,211
-------------------------------------------------------------------------------
     Children's Comprehensive Services *           200,000      2,750
-------------------------------------------------------------------------------
     CORT Business Services * +                    670,000     16,248
-------------------------------------------------------------------------------
     Electro Rent * +                            2,000,000     32,125
-------------------------------------------------------------------------------
     Hunt                                          202,000      2,146
-------------------------------------------------------------------------------
     Insituform Technologies (Class A) * +       1,830,000     26,478
-------------------------------------------------------------------------------
     Ivex Packaging *                              225,200      5,236
-------------------------------------------------------------------------------
     Leasing Solutions *                           425,900      1,730
-------------------------------------------------------------------------------
     McGrath RentCorp +                          1,298,000     28,232
-------------------------------------------------------------------------------
     MPW Industrial Services Group *               195,100      2,268
-------------------------------------------------------------------------------
     MYR Group +                                   433,333      4,984
-------------------------------------------------------------------------------
     Rainbow Rentals *                             250,000      2,453
-------------------------------------------------------------------------------
     Right Management Consultants * +              500,000      7,281
-------------------------------------------------------------------------------
     Tab Products +                                400,000      2,350
-------------------------------------------------------------------------------
     UniFirst                                      250,000      5,703
-------------------------------------------------------------------------------
     Unitog +                                      575,000     16,567
-------------------------------------------------------------------------------
                                                              170,691
-------------------------------------------------------------------------------
     Airlines  0.5%

     Midwest Express Holdings *                    299,025      7,868
-------------------------------------------------------------------------------
                                                                7,868
-------------------------------------------------------------------------------
     Total Business Services and Transportation               288,710
-------------------------------------------------------------------------------

=====ENERGY==1.9%==============================================================

     Energy Services  0.9%

     Carbo Ceramics                                353,100      6,047
-------------------------------------------------------------------------------
     Newpark Resources *                           380,000      2,589
-------------------------------------------------------------------------------
     Offshore Logistics *                          150,000      1,776
-------------------------------------------------------------------------------
     Pitt-DesMoines                                175,000      4,200
-------------------------------------------------------------------------------
                                                               14,612
-------------------------------------------------------------------------------
     Exploration and Production  1.0%

     Brigham Exploration *                         550,000      2,888
-------------------------------------------------------------------------------
     Chieftain International *                     250,000$     3,594
-------------------------------------------------------------------------------
     Cross Timbers Oil                             300,000      2,250
-------------------------------------------------------------------------------
     HS Resources * +                            1,000,000      7,562
-------------------------------------------------------------------------------
     Ocean Energy *                                100,000        631
-------------------------------------------------------------------------------
                                                               16,925
-------------------------------------------------------------------------------
     Total Energy                                              31,537
-------------------------------------------------------------------------------
=====PROCESS=INDUSTRIES==7.3%==================================================

     Diversified Chemicals  0.7%

     Aceto +                                       593,400      7,900
-------------------------------------------------------------------------------
     LeaRonal                                      100,000      3,387
-------------------------------------------------------------------------------
                                                               11,287
-------------------------------------------------------------------------------
     Specialty Chemicals  2.5%

     Eco Soil Systems *                            325,000      2,864
-------------------------------------------------------------------------------
     Furon * +                                   1,100,000     18,769
-------------------------------------------------------------------------------
     Hauser * +                                    600,000      2,644
-------------------------------------------------------------------------------
     Sybron Chemical *                             191,200      2,581
-------------------------------------------------------------------------------
     Synalloy +                                    535,000      4,782
-------------------------------------------------------------------------------
     Tuscarora +                                   700,000      9,231
-------------------------------------------------------------------------------
                                                               40,871
-------------------------------------------------------------------------------
     Paper and Paper Products  1.2%

     Republic Group                                451,400      9,056
-------------------------------------------------------------------------------
     Wausau-Mosinee Paper                          620,000     10,966
-------------------------------------------------------------------------------
                                                               20,022
-------------------------------------------------------------------------------

     Building and Construction  2.9%

     Cameron Ashley *                              400,000      5,225
-------------------------------------------------------------------------------
     CorrPro Companies *                           250,000      3,047
-------------------------------------------------------------------------------
     Giant Cement * +                              750,000     18,656
-------------------------------------------------------------------------------
     Layne Christensen * +                         600,000      4,500
-------------------------------------------------------------------------------
     Puerto Rican Cement +                         450,000     15,722
-------------------------------------------------------------------------------
                                                               47,150
-------------------------------------------------------------------------------
     Total Process Industries                                 119,330
-------------------------------------------------------------------------------
=====BASIC=MATERIALS==4.2%=====================================================

     Metals  1.5%

     Cold Metal Products * +                       550,000      1,238
-------------------------------------------------------------------------------
     Gibraltar Steel *                             450,000     10,237
-------------------------------------------------------------------------------
     Lone Star Technologies *                      354,000$     3,584
-------------------------------------------------------------------------------
     Material Sciences *                           600,000      5,100
-------------------------------------------------------------------------------
     Shiloh Industries *                           290,000      3,806
-------------------------------------------------------------------------------
     Steel Technologies                             85,900        591
-------------------------------------------------------------------------------
                                                               24,556
-------------------------------------------------------------------------------
     Mining  0.3%

     Dayton Mining (CAD) * +                     2,200,000        550
-------------------------------------------------------------------------------
     Gold Fields (ZAR) *                           475,434      2,623
-------------------------------------------------------------------------------
     Golden Star Resources (CAD) *               1,300,000      1,381
-------------------------------------------------------------------------------
     TVX Gold *                                    600,000      1,088
-------------------------------------------------------------------------------
                                                                5,642
-------------------------------------------------------------------------------
     Miscellaneous Materials  2.4%

     Ameron International                          179,400      6,638
-------------------------------------------------------------------------------

     Oil-Dri +                                     500,000      7,500
-------------------------------------------------------------------------------
     Optical Coating Laboratory                    350,000      8,991
-------------------------------------------------------------------------------
     Penn Virginia +                               500,000      9,187
-------------------------------------------------------------------------------
     Synthetic Industries *                        375,000      6,422
-------------------------------------------------------------------------------
                                                               38,738
-------------------------------------------------------------------------------
     Total Basic Materials                                     68,936
-------------------------------------------------------------------------------
=====INVESTMENT=COMPANIES==0.2%================================================

     First Financial Fund                          429,690      3,787
-------------------------------------------------------------------------------
     Total Investment Companies                                 3,787
-------------------------------------------------------------------------------
=====MISCELLANEOUS==1.9%=======================================================

     Integrated Water Technology *+++              200,000        247
-------------------------------------------------------------------------------
     Other Miscellaneous Common Stocks                         30,457
------------------------------------------------------------------------------
     Total Miscellaneous                                       30,704


     Total Common Stocks (Cost  $1,273,994)                 1,545,999
===============================================================================


=====PREFERRED=STOCKS==0.3%====================================================

     Prime Retail, Cum., 10.50%, (Series A), REIT  175,000      4,430
-------------------------------------------------------------------------------

===============================================================================
     Total Preferred Stocks (Cost  $3,333)                      4,430
===============================================================================


=====CONVERTIBLE=PREFERRED=STOCKS==1.3%========================================

     Chieftain Intl., $1.8125                       42,800   $  1,033
-------------------------------------------------------------------------------
     Cross Timbers Oil (Series A)                  480,390     10,418
-------------------------------------------------------------------------------
     IT Group, 7.00% +                             155,000      3,197
-------------------------------------------------------------------------------
     Prime Retail, 8.50%, (Series B), REIT         325,000      5,403
-------------------------------------------------------------------------------
     Western Water (Series C) *                      2,180        743
-------------------------------------------------------------------------------

     Total Convertible Preferred Stocks (Cost  $23,183)        20,794

=====CONVERTIBLE=BONDS==0.4%===================================================

     Builders Transport, Deb., 6.50%, 5/1/11 +$  1,158,000         17
-------------------------------------------------------------------------------
     Builders Transport, Deb., 8.00%, 8/15/05 +  1,700,000         26
-------------------------------------------------------------------------------
     Glycomed, Sub. Deb., 7.50%, 1/1/03          4,000,000      3,522
-------------------------------------------------------------------------------
     Leasing Solutions, Sub. Notes,
          6.875%, 10/1/03                        4,000,000      1,030
-------------------------------------------------------------------------------
     Offshore Logistics, Sub. Notes,
          (144a), 6.00%, 12/15/03                2,000,000      1,736
-------------------------------------------------------------------------------
     Richardson Electronics, Sr. Sub.
          Notes, 7.25%, 12/15/06 +               1,000,000        815
-------------------------------------------------------------------------------
     Miscellaneous Convertible Bonds                               27
-------------------------------------------------------------------------------

===============================================================================
     Total Convertible Bonds (Cost  $10,521)                    7,173
===============================================================================


=====CORPORATE=BONDS==0.8%=====================================================

     Delta Financial, 9.50%, 8/1/04              3,000,000      2,475
-------------------------------------------------------------------------------
     Furon, Sr. Sub. Notes, 8.125%, 3/1/08 +     2,000,000      1,980
-------------------------------------------------------------------------------
     International Shipholding, Sr.
          Notes, 7.75%, 10/15/07 +               3,000,000      2,880
-------------------------------------------------------------------------------
     Owens & Minor, Sr. Sub. Notes,
          10.875%, 6/1/06                        2,000,000      2,150
-------------------------------------------------------------------------------
     Synthetic Industries, Sr. Sub.
          Notes, 9.25%, 2/15/07                  3,000,000      3,060

===============================================================================
     Total Corporate Bonds (Cost  $13,122)                     12,545
===============================================================================


=====SHORT-TERM=INVESTMENTS==2.3%==============================================

     Money Market Fund  2.3%

     Reserve Investment Fund, 5.42% #           37,310,732     37,311
-------------------------------------------------------------------------------

Total Short-Term Investments (Cost  $37,311)                   37,311

===============================================================================
 Total Investments in Securities
 99.8% of Net Assets (Cost $1,361,464)                     $1,628,252
===============================================================================
 Other Assets Less Liabilities                                  3,688

 NET ASSETS                                                $1,631,940

===============================================================================

   # Seven-day yield
   + Affiliated company
   * Non-income producing
  ++ Security contain some restrictions as to public resale--total of such securities at period-end amounts to 0.2% of net assets.
 ADR American Depository Receipt
REIT Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 0.1% of net assets.
 CAD Canadian dollar
 ZAR South African rand

================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

December 31, 1998

Statement of Assets and Liabilities
-----------------------------------
In thousands

Assets
     Investments in securities, at value
          Affiliated companies (cost $568,121)                 $      680,315
          Other companies (cost $793,343)                             947,937
          Total investments in securities                           1,628,252

Other assets                                                           12,592
Total assets                                                        1,640,844
Liabilities
Total liabilities                                                       8,904

NET ASSETS                                                     $    1,631,940

Net Assets Consist of:
Accumulated net investment income - net of distributions       $          371

Accumulated net realized gain/loss - net of distributions              14,328
Net unrealized gain (loss)                                            266,788
Paid-in-capital applicable to 86,015,633 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                     1,350,453
NET ASSETS                                                     $    1,631,940
NET ASSET VALUE PER SHARE                                      $        18.97

================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

    Statement of Operations

    In thousands
                                                                       Year
                                                                      Ended
                                                                   12/31/98
                                                                   --------
    Investment Income
    Income
          Dividend (including $8,456 from
               affiliated companies)                              $  26,798
          Interest                                                    9,811
          Total income                                               36,609
    Expenses
          Investment management                                      13,021
          Shareholder servicing                                       3,434
          Prospectus and shareholder reports                            186
          Custody and accounting                                        146
          Registration                                                   86
          Legal and audit                                                13
          Directors                                                      11
          Miscellaneous                                                  17
          Total expenses                                             16,914
    Net investment income                                            19,695

    Realized and Unrealized Gain (Loss)
    Net realized gain (loss)
          Securities                                                 98,360
          Futures                                                      (426)
          Foreign currency transactions                                 (14)
          Net realized gain (loss)                                   97,920
    Change in net unrealized gain or loss

          Securities (including $118,460 from
              affiliated companies)                                (369,317)
          Futures                                                      (503)
          Change in net unrealized gain or loss                    (369,820)

    Net realized and unrealized gain (loss)                        (271,900)

    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                        $(252,205)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

In thousands
                                                          Year
                                                         Ended
                                                      12/31/98        12/31/97
                                                      --------        --------
Increase (Decrease) in Net Assets
Operations
 Net investment income ...........................   $    19,695    $    17,402
 Net realized gain (loss) ........................        97,920        109,610
 Change in net unrealized gain or loss ...........      (369,820)       294,031
 Increase (decrease) in net assets from operations      (252,205)       421,043
Distributions to shareholders
 Net investment income ...........................       (20,063)       (16,703)
 Net realized gain ...............................       (96,286)      (116,072)
 Decrease in net assets from distributions .......      (116,349)      (132,775)
Capital share transactions *
 Shares sold .....................................       456,561        587,864
 Distributions reinvested ........................       109,998        126,742
 Shares redeemed .................................      (654,433)      (324,546)
 Redemption fees received ........................           151             60
 Increase (decrease) in net assets from capital
  share transactions .............................       (87,723)       390,120
Net Assets
Increase (decrease) during period ................      (456,277)       678,388
Beginning of period ..............................     2,088,217      1,409,829
End of period ....................................   $ 1,631,940    $ 2,088,217
*Share information
  Shares sold ....................................        20,522         26,430
  Distributions reinvested .......................         6,044          5,520
  Shares redeemed ................................       (29,793)       (14,781)
  Increase (decrease) in shares outstanding ......        (3,227)        17,169

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

                                                               December 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1988.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $310,905,000 and $322,303,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,361,464,000. Net unrealized gain aggregated $266,788,000 at period end, of which $461,930,000 related to appreciate d investments and $195,142,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $886,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective ann ual group fee rate was 0.32% . The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group. In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund.
T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,908,000 for the year ended December 31, 1998, of which $254,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $7,534,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Value Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Value Fund, Inc.

     (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

================================================================================

T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

     *    $7,221,000 from short-term capital gains,

     * $89,065,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $17,027,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        F46-050  12/31/98